UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14, 2021 (December 9, 2021)

FORBION EUROPEAN ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41148	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 302 273 0765

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FRBN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FRBNW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FRBNU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On December 14, 2021, Forbion European Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 11,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $110,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,700,000 warrants (the “Private Placement Warrants”) to Forbion Growth Sponsor FEAC I B.V. (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,050,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that the Private Placement Warrants (i) will not be redeemable by the Company, (ii) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders (and the Class A ordinary shares issuable upon exercise of these warrants, may not be transferred, assigned or sold by the holders until 30 days after the completion of the initial business combination, subject to certain limited exceptions), (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights.

A total of $112,750,000 (an aggregate of $10.25 per Unit sold to the public in connection with the IPO), comprised of $108,200,000 of the net proceeds from the IPO, including $3,850,000 of the underwriter’s deferred discount, and $4,550,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 18 months from the closing of the IPO (or up to 24 months, if such date is extended as described in the prospectus relating to the IPO), subject to applicable law, (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete an initial business combination within 18 months from the closing of the IPO (or up to 24 months, if such date is extended as described in the prospectus relating to the IPO) or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-261308):

•	An Underwriting Agreement, dated December 9, 2021, between the Company, UBS Securities LLC and Kempen & Co. USA, Inc. (the “Underwriting Agreement”).

•	The Amended and Restated Memorandum and Articles of Association of the Company, dated December 9, 2021.

•	A Warrant Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated December 9, 2021, between the Company and its officers, directors and the Sponsor.

•	An Investment Management Trust Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration and Shareholder Rights Agreement, dated December 9, 2021, among the Company and the Sponsor.

•	An Administrative Services Agreement, dated December 9, 2021, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated December 9, 2021, between the Company and the Sponsor.

•	Indemnity Agreements, each dated December 9, 2021, between the Company and each of its executive officers and directors.

•	A Forward Purchase Agreement, dated December 9, 2021, between the Company and Forbion Growth Sponsor FEAC I B.V.

•	A Forward Purchase Agreement, dated December 9, 2021, between the Company and Forbion Growth Sponsor FEAC I B.V.

On December 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 9, 2021, between the Company, UBS Securities LLC and Kempen & Co. USA, Inc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 9, 2021, among the Company, its officers and directors and Forbion Growth FEAC I B.V.

10.2	Investment Management Trust Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Shareholder Rights Agreement, dated December 9, 2021, among the Company and the Sponsor.

10.4	Private Placement Warrants Purchase Agreement, dated December 9, 2021, between the Company and the Sponsor.

10.5	Administrative Services Agreement, dated December 9, 2021, between the Company and Forbion Growth Sponsor FEAC I B.V.

10.6	Indemnity Agreement, dated December 9, 2021, between the Company and Jasper Bos.

10.7	Indemnity Agreement, dated December 9, 2021, between the Company and Cyril Lesser.

10.8	Indemnity Agreement, dated December 9, 2021, between the Company and Sander Slootweg.

10.9	Indemnity Agreement, dated December 9, 2021, between the Company and Wouter Joustra.

10.10	Indemnity Agreement, dated December 9, 2021, between the Company and Philip Astley-Sparke.

10.11	Indemnity Agreement, dated December 9, 2021, between the Company and Hilde Steineger.

10.12	Indemnity Agreement, dated December 9, 2021, between the Company and Ton Logtenberg.

10.13	Forward Purchase Agreement, dated December 9, 2021, between the Company and Forbion Growth Sponsor FEAC I B.V.

10.14	Forward Purchase Agreement, dated December 9, 2021, between the Company and Forbion Growth Sponsor FEAC I B.V.

99.1	Press Release, dated December 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021

FORBION EUROPEAN ACQUISITION CORP.

By:	/s/ Wouter Joustra
Name:	Wouter Joustra
Title:	Director